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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

     Listed below are subsidiaries of CIGNA Corporation as of December 31, 1996 with their jurisdictions of organization shown in parentheses. Those subsidiaries not listed would not, in the aggregate, constitute a "significant subsidiary" of CIGNA Corporation, as that term is defined in Rule 1-02(v) of Regulation S-X.

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
CIGNA Holdings, Inc. (Delaware)
  I.  Connecticut General Corporation (Connecticut)
      A.    CG Trust Company (Illinois)
      B.    CIGNA Associates, Inc. (Connecticut)
      C.    CIGNA Dental Health, Inc. (Florida)
            (1)    CIGNA Dental Health of California, Inc. (California)
            (2)    CIGNA Dental Health of Colorado, Inc. (Colorado)
            (3)    CIGNA Dental Health of Delaware, Inc. (Delaware)
            (4)    CIGNA Dental Health of Florida, Inc. (Florida)
            (5)    CIGNA Dental Health of Illinois, Inc. (Illinois)
            (6)    CIGNA Dental Health of Kansas, Inc. (Kansas)
            (7)    CIGNA Dental Health of Kentucky, Inc. (Kentucky)
            (8)    CIGNA Dental Health of Maryland, Inc. (Delaware)
            (9)    CIGNA Dental Health of New Jersey, Inc. (New Jersey)
            (10)   CIGNA Dental Health of New Mexico, Inc. (New Mexico)
            (11)   CIGNA Dental Health of North Carolina, Inc. (North Carolina)
            (12)   CIGNA Dental Health of Ohio, Inc. (Ohio)
            (13)   CIGNA Dental Health of Pennsylvania, Inc. (Pennsylvania)
            (14)   CIGNA Dental Health of Texas, Inc. (Texas)
            (15)   CIGNA Dental Health Plan of Arizona, Inc. (Arizona)
      D.    CIGNA Financial Advisors, Inc. (Connecticut)
      E.    CIGNA Financial Partners, Inc. (Connecticut)
      F.    CIGNA Financial Services, Inc. (Delaware)
      G.    CIGNA Health Corporation (Delaware)
            (1)    CIGNA HealthCare of Arizona, Inc. (Arizona)
                   (a)    CIGNA Community Choice, Inc. (Arizona)
            (2)    CIGNA HealthCare of California, Inc. (California)
            (3)    CIGNA HealthCare of Colorado, Inc. (Colorado)
            (4)    CIGNA HealthCare of Connecticut, Inc. (Connecticut)
            (5)    CIGNA HealthCare of Delaware, Inc. (Delaware)
            (6)    CIGNA HealthCare of Florida, Inc. (Florida)
            (7)    CIGNA HealthCare of Georgia, Inc. (Georgia)
            (8)    CIGNA HealthCare of Illinois, Inc. (Delaware) (99% with balance owned by non-affiliate)
            (9)    CIGNA HealthCare of Louisiana, Inc. (Louisiana)
            (10)   CIGNA HealthCare of Massachusetts, Inc. (Massachusetts)
            (11)   CIGNA HealthCare Mid-Atlantic, Inc. (Maryland)
            (12)   CIGNA HealthCare of New Jersey, Inc. (New Jersey)
            (13)   CIGNA HealthCare of New York, Inc. (New York)
            (14)   CIGNA HealthCare of North Carolina, Inc. (North Carolina)
            (15)   CIGNA HealthCare of North Louisiana, Inc. (Louisiana)
            (16)   CIGNA HealthCare of Northern New Jersey, Inc. (New Jersey)
            (17)   CIGNA HealthCare of Ohio, Inc. (Ohio)
            (18)   CIGNA HealthCare of Oklahoma, Inc. (Oklahoma)
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
            (19)   CIGNA HealthCare of Pennsylvania, Inc. (Pennsylvania)
            (20)   CIGNA HealthCare of St. Louis, Inc. (Missouri)
            (21)   CIGNA HealthCare of Tennessee, Inc. (Tennessee)
            (22)   CIGNA HealthCare of Texas, Inc. (Texas)
            (23)   CIGNA HealthCare of Utah, Inc. (Utah)
            (24)   CIGNA HealthCare of Virginia, Inc. (Virginia)
            (25)   Lovelace Health Systems, Inc. (New Mexico)
            (26)   Temple Insurance Company Limited (Bermuda)
      H.    CIGNA RE Corporation (Delaware)
      I.    Connecticut General Life Insurance Company (Connecticut)
            (1)    All-Net Preferred Providers, Inc. (Delaware)
            (2)    CIGNA Life Insurance Company (Connecticut)
            (3)    ICO, INC. (Delaware)
      J.    Disability Claim Services, Inc. (Delaware)
      K.    Global Portfolio Strategies, Inc. (Connecticut)
      L.    INA Life Insurance Company of New York (New York)
      M.    International Rehabilitation Associates, Inc. d/b/a Intracorp (Delaware)
      N.    Life Insurance Company of North America (Pennsylvania)
            (1)    CIGNA Direct Marketing Company, Inc. (Delaware)
            (2)    CIGNA Life Insurance Company of Canada (Canada)
            (3)    INA Life Insurance Co., Ltd. (Japan) (90% with balance owned by non-affiliate)
      O.    MCC Behavioral Care, Inc. (Minnesota)
            (1)    MCC Behavioral Care of California, Inc. (California)
      P.    TEL-DRUG, INC. (South Dakota)
 II.  INA Corporation (Pennsylvania)
      A.    CIGNA International Holdings, Ltd. (Delaware)
            (1)    Afia Finance Corporation (Delaware)
                   (a)    P.T. Asuransi CIGNA Indonesia (Indonesia) (51% with balance owned by non-
                          affiliates)
            (2)    Century Inversiones, S.A.
            (3)    CIGNA Argentina Compania de Sequros S.A. (Argentina)
            (4)    CIGNA Brasil Empreendimentos Ltda. (Brazil)
                   (a)    CIGNA Seguradora S.A. (Brazil) (85.99% with 13.7% owned by other CIGNA subsidiaries and .4% owned by non-affiliates)
            (5)    CIGNA Compania de Seguros (Chile) S.A. (Chile) (99% with balance owned by non-
                   affiliates)
            (6)    CIGNA G.B. Holdings, Ltd. (Delaware)
                   (a)    CIGNA Reinsurance Company (UK) Limited (United Kingdom)
                   (b)    Insurance Company of North America (U.K.) Limited (United Kingdom)
            (7)    CIGNA Insurance Asia Pacific Limited (Australia)
            (8)    CIGNA Insurance Company Limited (Rep. of South Africa)
            (9)    CIGNA Insurance Company of Puerto Rico (Puerto Rico)
            (10)   CIGNA Insurance New Zealand Limited (New Zealand)
                   (a)    CIGNA Life Insurance New Zealand Limited (New Zealand)
            (11)   CIGNA International Corporation (Delaware)
            (12)   CIGNA Overseas Insurance Company Ltd. (Bermuda)
                   (a)    CIGNA Accident and Fire Insurance Company, Ltd. (Japan)
                   (b)    CIGNA China Investment Fund LDC (Cayman Islands) (67% with balance owned by another CIGNA subsidiary)
                   (c)    CIGNA Insurance Company of Europe S.A.-N.V. (Belgium)
                   (d)    CIGNA Life Insurance Company of Europe S.A.-N.V. (Belgium)
                   (e)    CIGNA Overseas Holdings, Inc. (Delaware)
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
            (13)   CIGNA Worldwide Insurance Company (Delaware)
                   (a)    P.T. Asuransi Niaga CIGNA Life (Indonesia) (60% with balance owned by non-
                          affiliate)
                   (b)    PCIB CIGNA Life Insurance Corporation (Philippines) (50% with balance owned by non-affiliate)
            (14)   Delpanama S.A. (Panama)
                   (a)    CIGNA Compania de Seguros de Panama S.A. (Panama)
            (15)   ESIS International, Inc. (Delaware)
            (16)   INACAN Holdings, Ltd. (Canada)
                   (a)    CIGNA Insurance Company of Canada (Canada)
            (17)   Inversiones INA Limitada (Chile) (98.603% with balance owned by another CIGNA subsidiary)
                   (a)    CIGNA Compania de Seguros de Vida (Chile) S.A. (Chile) (98.64% with balance owned by non-affiliate)
                   (b)    CIGNA Salud Isapre S.A. (Chile) (99.20% with balance owned by another CIGNA subsidiary)
            (18)   LATINA Holdings, Ltd. (Delaware)
                   (a)    CIGNA Seguros de Colombia S.A. (Colombia) (85% with balance owned by other
                          CIGNA subsidiaries and non-affiliates)
                   (b)    Colina Insurance Company Limited (Bahamas)
                   (c)    Empresa Guatemalteca CIGNA de Seguros, Sociedad Anonima
                          (Guatemala) (97% with balance owned by non-affiliates)
            (19)   Seguros CIGNA, S.A. (Mexico) (49% with balance owned by non-affiliates)
      B.    INA Financial Corporation (Delaware)
            (1)    Brandywine Holdings Corporation (Delaware)
                   (a)    CIGNA International Reinsurance Company, Ltd. (Bermuda)
                   (b)    Century Indemnity Company (Pennsylvania)
                          (i)     Century Reinsurance Company (Pennsylvania)
                          (ii)    CIGNA Reinsurance Company (Pennsylvania)
                                  (a)   CIGNA Reinsurance Company, S.A.-N.V. (Belgium)
            (2)    INA Holdings Corporation (Delaware)
                   (a)    Bankers Standard Insurance Company (Pennsylvania)
                          (i)     Bankers Standard Fire & Marine Company (Pennsylvania)
                   (b)    CIGNA Property and Casualty Insurance Company (Connecticut)
                          (i)     ALIC Incorporated (Texas)
                                  (a)   CIGNA Lloyds Insurance Company (Texas)
                          (ii)    CIGNA Fire Underwriters Insurance Company (Pennsylvania)
                          (iii)   CIGNA Insurance Company (Pennsylvania)
                                  (a)   Pacific Employers Insurance Company (Pennsylvania)
                                                (i) CIGNA Insurance Company of Texas (Texas)
                                                (ii) Illinois Union Insurance Company (Illinois)
                          (iv)    CIGNA Insurance Company of the Midwest (Indiana)
                          (v)     CIGNA Real Estate, Inc. (Delaware)
                                  (a)   Congen Properties, Inc. (Delaware)
                   (c)    ESIS, Inc. (California)
                   (d)    INAC Corp. (Delaware)
                   (e)    INAC Corp. of California (California)
                   (f)    INAMAR Insurance Underwriting Agency, Inc. (New Jersey)
                   (g)    INAPRO, Inc. (Delaware)
                          (i)     Reinsurance International Solutions L.L.C. (Delaware) (50% with balance owned by non-affiliate)
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
                   (h)    Insurance Company of North America (Pennsylvania)
                                  (a)   Atlantic Employers Insurance Company (New Jersey)
                                  (b)   CIGNA Employers Insurance Company (Pennsylvania)
                                  (c)   CIGNA Insurance Company of Ohio (Ohio)
                                  (d)   Indemnity Insurance Company of North America (Pennsylvania)
                                        (i)     Allied Insurance Company (California)
                                        (ii)    CIGNA Indemnity Insurance Company(Pennsylvania)
                                        (iii)   CIGNA Insurance Company of Illinois (Illinois)
                                  (e)   INA Surplus Insurance Company (Pennsylvania)
                   (i)    Marketdyne International, Inc. (Delaware)
                   (j)    Recovery Services International, Inc. (Delaware)
III.  CIGNA Investment Group, Inc. (Delaware)
      A.    CIGNA International Finance Inc. (Delaware)
            (1)    CIGNA International Investment Advisors, Ltd. (Delaware)
                   (a)    CIGNA International Investment Advisors Australia Limited (Australia)
                   (b)    CIGNA International Investment Advisors K.K. (Japan)
      B.    CIGNA Investment Advisory Company, Inc. (Delaware)
      C.    CIGNA Investments, Inc. (Delaware)
            (1)    CIGNA Advisory Partners, Inc. (Delaware)
            (2)    CIGNA Leveraged Capital Fund, Inc. (Delaware)
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